EXCHANGE TRADED CONCEPTS TRUST
(the “Trust”)

ROBO-STOXTM Global Robotics and Automation Index ETF
 (the “Fund”)

Supplement dated April 6, 2015 to the Currently Effective
Prospectus, Summary Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus, Summary Prospectus, and Statement of Additional Information for the Fund and should be read in conjunction with those documents.

A joint special meeting of the shareholders of each series of the Trust, including the Fund, and Exchange Traded Concepts Trust II will be held on May 12, 2015.  At the meeting, shareholders of record of the Fund at the close of business on March 27, 2015 (the “Record Date”) will be asked to consider and vote on the following proposals relating to the Fund:

(1)	the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC, the Fund’s investment adviser (the “Adviser”);

(2)	the approval of a new sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC;

(3)	the approval of a new “manager of managers” arrangement that would grant the Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to oversight by the Trust’s Board of Trustees and compliance with the terms and conditions imposed by the Securities and Exchange Commission in either a rule or an exemptive order; and

(4)	the election of Timothy J. Jacoby as a Trustee of the Trust.

Shareholders of the Fund will experience no increase in fees as a result of the proposals being approved.  Shareholders of record as of the Record Date will receive proxy materials describing the details of the proposals in advance of the meeting.

Please call 1-855-456-ROBO for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.